GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West SecureFoundation® Balanced ETF Fund

Class A Ticker: SFBPX

(the “Fund”)

Supplement dated October 23, 2018 to the Prospectus and Summary Prospectus for

the Fund, each dated April 30, 2018, as supplemented.

Effective as of the close of business on December 14, 2018, the following language is hereby added to the end of the section entitled “Purchase and Sale of Fund Shares” on page 6 immediately following the last paragraph of the section, and to the end of the sub-section entitled “Purchasing and Redeeming Shares” in the “Shareholder Information” section on page 17 immediately following the last paragraph of the sub-section:

“Effective as of the close of business on December 14, 2018, the Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2018.

Please keep this Supplement for future reference.